Investments carried under the equity method	3 Months Ended
Mar. 31, 2021
Investments carried under the equity method [Abstract]
Investments carried under the equity method
Note 7. - Investments carried under the equity method

The table below shows the breakdown of the investments held in associates as of March 31, 2021 and December 31, 2020:

	Balance as of March 31, 2021	Balance as of December 31, 2020
	($ in thousands)
Evacuación Valdecaballeros, S.L.	892	976
Myah Bahr Honaine, S.P.A	40,325	39,204
Pectonex, R.F. Proprietary Limited	1,564	1,587
Ca Ku A1, S.A.P.I. de CV (PTS)	-	30
Evacuación Villanueva del Rey, S.L	-	-
Windlectric Inc	55,279	59,116
Pemcorp SAPI de CV	13,502	15,514
Other renewable energy associates	235	286
Total	111,798	116,614

Myah Bahr Honaine, S.P.A., the project entity, is 51% owned by Geida Tlemcen, S.L., which is accounted for using the equity method in these consolidated condensed interim financial statements. Geida Tlemcen, S.L. is 50% owned by Atlantica.

Windlectric Inc., the project entity, is 100% owned by Amherst Island Partnership, which is accounted for under the equity method in these consolidated condensed interim financial statements.

Pemcorp SAPI de CV, Monterrey´s project entity, is 100% owned by Arroyo Netherlands II B.V., which is accounted for under the equity method in these consolidated condensed interim financial statements. Arroyo Netherlands II B.V. is 30% owned by Atlantica.

The decrease in investments carried under the equity method as of March 31, 2021, is primarily due to distributions received by Atlantica Yield Energy Solutions Canada Inc. (“AYES Canada”) from Amherst Island Partnership for $4.5 million. A significant portion of the distributions received from Amherst are distributed by the Company to its partner in this project (Note 13).